UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03591

CALVERT VARIABLE SERIES, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

John H. Streur
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2015

Item 1. Report to Stockholders.

Calvert VP SRI Balanced Portfolio
Annual Report December 31, 2015

TABLE OF CONTENTS

1	President's Letter
3	Portfolio Management Discussion
6	Understanding Your Fund's Expenses
7	Report of Independent Registered Public Accounting Firm
8	Schedule of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statements of Changes in Net Assets
23	Notes to Financial Statements
30	Financial Highlights
32	Proxy Voting
32	Availability of Quarterly Portfolio Holdings
32	Basis for Board’s Approval of Investment Advisory Contract
35	Director and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareholders:
What once was a small social movement seemed to crystalize last year as the investing public began to recognize that financial and social goals can be represented by sustainable, responsible and impact investment strategies. The growth of this movement is influencing the entire world and fills us with optimism about the role capital markets and corporations can play in unlocking value beyond balance sheets and income statements.
As a global socially responsible investing (SRI) leader, we at Calvert are gratified that new findings from The Forum for Responsible and Social Investment reveal an explosion of SRI integration among all professional managers. U.S.-domiciled assets under management using responsible strategies grew to $6.57 trillion in 2014 from $3.74 trillion at the start of 2012. Approximately one of every six dollars under domestic professional management is now following SRI strategies.
A Look at 2015
While responsible investing is expanding at an exciting pace, the economic conditions in 2015 presented challenges including slower domestic growth, uncertainty over central bankers’ policy decisions, and volatility across both emerging markets and mature markets in Asia and Europe. These conditions placed downward pressure on multinational corporations’ capital expenditures, small and mid-sized business investments, commodity prices and consumer spending. Also at play is the heavy debt burden of developed countries. This debt burden results in a troubling sequence of events: countries must fund interest on the debt instead of funding innovation and development; the lack of development dampens growth; low growth limits employment opportunities; decreased employment opportunities disproportionally affect the poor. We believe this cycle will keep economic growth low for the foreseeable future.
In the face of this lower growth environment, we need to look for ways to improve economic inclusion and allow disadvantaged people to participate in a slow growth economy.
We are encouraged by evidence that global leaders recognize this need and are starting to take steps to replace it with a positive sequence of events: solving urgent social and environmental problems, which leads to stronger economies, which leads to growth and better employment opportunities.
The Evolution at Calvert
To respond to recent market swings, we have taken steps to manage your portfolio conservatively by focusing on equity and fixed-income investments best suited to the climate. Our steps included a thorough assessment of both the financial characteristics and environmental, social and governance (ESG) performance of a number of companies. As appropriate across funds, we strategically re-allocated capital to lower-risk, stable-return assets.
In addition to serving as stewards of your money, we also implemented a strategy to reinforce our focus on shareholders as well as the value they specifically seek from both a financial and social perspective. Our new leadership team implemented a complex-wide plan that spanned reducing fees for many funds, enhancing research capabilities and aligning most strategies under our Principles for Responsible Investment. This effort resulted in the reduction of several Calvert funds’ expense ratios by more than 10 percent.

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Calvert has also publicly amplified the values held by our leadership and shareholders. During the 2015 proxy season, we co-filed or filed a variety of shareholder proposals and resolutions—specific to agricultural, environmental and diversity issues. We also advocated for responsible investing at key forums, such as an Impact Over Easy event, and partnered with Harvard University professor George Serafeim to further define for investors the evolving role of the corporation in society. Lastly, I was honored to attend the United Nations Development Conference and chair the Roundtable on Peace and Stability at the Private Sector Forum on Implementing the Sustainable Development Goals.
Looking Ahead to 2016 and Beyond
In the months to come, we need to adopt more modest economic growth expectations as China sputters, emerging economies confront fiscal woes, and political uncertainty looms in the U.S. and elsewhere. We believe this year may well mark the beginning of a lower-growth period that extends into the foreseeable future. But while research-driven investment strategies can adapt relatively quickly to a shifting landscape, capital markets participants must also consciously work to help ensure the less fortunate and those championing key environmental and social causes do not bear the brunt of economic tightening. To overlook this obligation in the near-term will only perpetuate inequalities that hinder all global citizens over the long-term.
Our 2016 outlook is both pragmatic and optimistic. The recent Vatican Encyclical and Paris Climate Agreement reinforces to us that the entire world—not just segments of the institutional investment community—is rapidly embracing the principles that underpin SRI strategies. Ongoing evidence of this shift is further energizing us as we leverage our bolstered research processes to ensure ESG standards, fundamental quality and fair valuation guide every investment we make.
Despite day-to-day fluctuations in the markets, the next year will be a transformative chapter in the story of how the global capital markets ultimately align financial and social goals. Our leadership appreciates and recognizes that it is your trust in us that empowers Calvert to help drive this transformation. Thank you for the opportunity to manage investments on your behalf.
Sincerely,
John Streur
President and Chief Executive Officer
Calvert Investments

2 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT (UNAUDITED)

PORTFOLIO MANAGEMENT DISCUSSION

Vishal Khanduja, CFA Vice President, Portfolio Manager and Head of Taxable Fixed Income	Matthew Duch Vice President, Portfolio Manager
Mauricio Agudelo Portfolio Manager	Brian S. Ellis, CFA Portfolio Manager
Joshua Linder, CFA Portfolio Manager	Christopher Madden, CFA Portfolio Manager
Kurt Moeller Portfolio Manager	Jade Huang Portfolio Manager
Market Review
Both stock and bond markets posted meager returns for 2015. Investors favored growth and momentum in 2015 as the Russell 1000 Value Index underperformed the Russell 1000 Growth Index by nearly 10%. With a sluggish global economy, China’s growth decelerating, and commodity prices deflating, investors crowded into the few companies that were growing. Market performance narrowed around a small group of large cap growth stocks, popularly referred to as the FANGs (Facebook, Amazon, Netflix, and Google).
The Fed elected to raise interest rates in December for the first time in nine years on the heels of consistently strong job growth and the expectation of an eventual flow through to inflation. The yield curve moved higher and flattened, with short maturity Treasury yields up approximately 40 bps through the belly of the curve, while 10- and 30-year yields rose 23 and 16 bps, respectively. After recovering in October, the High Yield corporate market resumed its sharp underperformance as commodity prices moved lower in November. Performance fell sharply again in December as outflows from the high yield market accelerated. Meanwhile other central banks around the globe continued their easing efforts, pushing the dollar higher over the last year.
Investment Strategy and Technique
The Portfolio typically invests about 60% of its assets in equity securities and 40% in debt securities of companies. The equity portion is primarily large-cap U.S. stocks. The fixed-income portion is primarily a variety of investment-grade debt securities. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making to inform our view of risk and opportunity factors. Effective October 1, 2015, the Fund adopted The Calvert Principles for Responsible Investment. The Principles may be found at http://www.calvert.com/approach/how-we-invest/the-calvert-principles.

•	Our U.S. stock selection model seeks to identify high quality companies trading at attractive valuations.

•	While the core of our model embeds a value and quality bias, it also focuses on companies operating efficiently and demonstrating strong capital stewardship.

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•
We primarily invest in investment-grade income producing securities that are, in our opinion, consistent with prudent investment risk and preservation of capital. We use a relative value strategy and in conjunction with financial analysis, Calvert's comprehensive responsible investment principles guide the investment research process and decision-making.

Fund Performance Relative to the Benchmark
For the 12-month period ended December 31, 2015, Calvert VP SRI Balanced Portfolio Class I shares declined 1.90%, underperforming its benchmark, the Russell 1000 Index, which returned 0.92%.
The Portfolio also underperformed a blended return from the Balanced Composite Benchmark1, a mix of market indexes that more closely reflects the Portfolio’s asset allocation strategy. The composite benchmark returned 0.75% for the period. Relative underperformance by the equity portion of the Portfolio compared with the Russell 1000 Index was the largest detractor during the year. The Portfolio’s overweight in stocks and underweight to fixed income also hurt performance due to the sharp drawdown by equities at the end of the third quarter of 2015. This was partially offset by strong performance from the fixed income portion of the portfolio relative to the Barclays U.S. Credit Index.

•
Overweight allocation to equities added value for most of the period with stocks generally outperforming bonds, but this was more than offset by the negative impact from the steep decline in equities at the end of the third quarter.

•
Our stock selection model underperformed during the period within the U.S. large cap universe, primarily due to weaker performance by valuation metrics, which represent the largest weight in our model.

•	Stock selection within Industrial was particularly weak, with engine manufacturer Cummins down 37% for the year, the largest detractor from active returns.

•	Allocations to securitized assets (specifically ABS), and high quality High Yield corporates was the primary driver of outperformance by the fixed income portion of the Portfolio.

•	Allocation mainly to ex-energy, ex-metals mining, single B or higher companies was a positive contributor to performance for the year.
____________________________________
1The Balanced Composite Benchmark is an internally constructed index comprised of 60% Russell 1000 Index and 40% Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Index replaced the Barclays U.S. Credit Index as of 11/11/2015.

ASSET ALLOCATION	% OF TOTAL INVESTMENTS
Equity	64.5%
Fixed Income	33.6%
Short-Term Investments	1.9%
Total	100%

Positioning and Market Outlook
When equities rallied to start the fourth quarter, we used the bounce as an opportunity to reduce equity exposure and allocate to cash. We believe bringing the Portfolio’s equity allocation closer to the policy target of 60% is a more appropriate level of risk given the backdrop of rising volatility and lingering concerns about global economic growth. Our concern about high valuations in equity markets notwithstanding, we feel that pockets of growth provide plenty of opportunities for stock picking and that our value and quality biased investment approach should make the Fund well positioned in this market environment.
At this stage in the credit cycle we will maintain our cautious view on bonds that we adopted in late 2014, but, after a difficult year for spread sectors, we are finding opportunities. During the second half of 2015, we added 10-year fixed-to-floating bank preferreds due to the attractive yield pick-up compared with 10-year senior bank debt. With measures of spread dispersion at very elevated levels, credit is largely a bond picker’s market. Sector and security selection will be even more important in 2016.

Vishal Khanduja, CFA	Matthew Duch

Mauricio Agudelo	Brian S. Ellis, CFA

Joshua Linder, CFA	Christopher Madden, CFA

Kurt Moeller	Jade Huang
Calvert Investment Management, Inc.
December 2015

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods. The results shown are for Class I shares, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT VP SRI BALANCED PORTFOLIO
DECEMBER 31, 2015
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Class I	-1.90%	7.89%	4.65%
Class F	-2.46%	7.73%	4.58%
Russell 1000 Index	0.92%	12.44%	7.40%
Balanced Composite Benchmark	0.75%	9.59%	7.19%

The Balanced Composite Benchmark is an internally constructed benchmark comprised of a blend of 60% Russell 1000 Index and 40% Barclays U.S. Aggregate Index. Prior to 11/1/2015 the fixed income component was the Barclays U.S. Credit Index.
Calvert VP SRI Balanced Portfolio first offered Class F shares on October 18, 2013. Performance prior to that date reflects the performance of Class I shares. Actual Class F share performance would have been different.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.86%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

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UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15 - 12/31/15
Class I
Actual	0.84%	$1,000.00	$963.50	$4.16
Hypothetical (5% return per year before expenses)	0.84%	$1,000.00	$1,020.97	$4.28
Class F
Actual	1.15%	$1,000.00	$961.50	$5.69
Hypothetical (5% return per year before expenses)	1.15%	$1,000.00	$1,019.41	$5.85

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP SRI Balanced Portfolio:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert VP SRI Balanced Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2016

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CALVERT VP SRI BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

	SHARES	VALUE ($)
COMMON STOCKS - 61.0%
Air Freight & Logistics - 1.4%
United Parcel Service, Inc., Class B	48,450	4,662,344

Automobiles - 2.1%
Toyota Motor Corp. (ADR)	53,881	6,629,518

Banks - 2.9%
Wells Fargo & Co.	172,833	9,395,202

Biotechnology - 2.9%
Amgen, Inc.	31,339	5,087,260
Gilead Sciences, Inc.	41,458	4,195,135
		9,282,395
Communications Equipment - 2.5%
Cisco Systems, Inc.	292,220	7,935,234

Consumer Finance - 1.4%
Capital One Financial Corp.	62,747	4,529,078

Diversified Financial Services - 1.9%
Moody's Corp.	62,575	6,278,776

Diversified Telecommunication Services - 4.1%
BT Group plc (ADR)	124,680	4,315,175
Verizon Communications, Inc.	191,251	8,839,621
		13,154,796
Energy Equipment & Services - 1.7%
National Oilwell Varco, Inc.	167,643	5,614,364

Food & Staples Retailing - 2.3%
CVS Health Corp.	76,836	7,512,256

Health Care Equipment & Supplies - 1.5%
St. Jude Medical, Inc.	76,281	4,711,877

Health Care Providers & Services - 1.7%
McKesson Corp.	28,189	5,559,716

Industrial Conglomerates - 2.3%
Danaher Corp.	80,807	7,505,354

Insurance - 7.4%
Allianz SE (ADR)	170,547	3,005,038
American Financial Group, Inc.	94,722	6,827,562

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	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
MetLife, Inc.	34,350	1,656,014
Prudential Financial, Inc.	77,328	6,295,272
Travelers Co.'s, Inc. (The)	55,435	6,256,394
		24,040,280
IT Services - 4.1%
DST Systems, Inc.	61,399	7,003,170
Western Union Co. (The)	357,574	6,404,150
		13,407,320
Machinery - 4.8%
Cummins, Inc.	58,714	5,167,419
Deere & Co.	49,516	3,776,585
Dover Corp.	108,973	6,681,135
		15,625,139
Media - 2.3%
Omnicom Group, Inc.	97,452	7,373,218

Multiline Retail - 2.0%
Target Corp.	90,711	6,586,526

Personal Products - 2.1%
Unilever NV, NY Shares	158,655	6,872,935

Pharmaceuticals - 5.8%
Johnson & Johnson	45,966	4,721,627
Merck & Co., Inc.	52,577	2,777,117
Pfizer, Inc.	129,128	4,168,252
Roche Holding AG (ADR)	203,046	6,998,996
		18,665,992
Technology Hardware, Storage & Peripherals - 3.8%
Apple, Inc.	117,658	12,384,681

Wireless Telecommunication Services - 0.0%
NII Holdings, Inc. *	8,479	42,819

Total Common Stocks (Cost $187,720,293)		197,769,820

	PRINCIPAL AMOUNT ($)
ASSET-BACKED SECURITIES - 8.2%
Asset-Backed - Automobile - 0.6%
American Credit Acceptance Receivables Trust:
2.84%, 5/15/19 (a)	127,469	127,668
2.39%, 11/12/19 (a)	181,862	182,093
California Republic Auto Receivables Trust, 1.18%, 8/15/17 (a)	11,756	11,755
Capital Automotive REIT, 3.66%, 10/15/44 (a)	550,000	552,603
Ford Credit Auto Owner Trust/Ford Credit, 2.41%, 11/15/25 (a)	200,000	199,814
Skopos Auto Receivables Trust:
3.55%, 2/15/20 (a)	485,744	484,998
5.43%, 12/15/23 (a)	300,000	294,900
		1,853,831

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	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - Cont'd
Asset-Backed - Other - 7.4%
ALM XII Ltd., 2.667%, 4/16/27 (a)(b)	500,000	498,500
American Homes 4 Rent:
2.851%, 6/17/31 (a)(b)	500,000	479,212
3.786%, 10/17/36 (a)	686,648	690,878
4.691%, 10/17/45 (a)	300,000	291,682
Apidos CLO XXI:
2.977%, 7/18/27 (a)(b)	400,000	383,000
3.827%, 7/18/27 (a)(b)	200,000	182,400
CAL Funding II Ltd., 3.35%, 3/27/28 (a)	725,000	703,596
CAM Mortgage LLC 2015-1, 4.75%, 7/15/64 (a)(b)	600,000	594,157
Citi Held For Asset Issuance:
4.00%, 3/15/22 (a)	600,000	589,740
4.45%, 5/16/22 (a)	350,000	346,605
CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (a)	767,000	762,615
CLI Funding V LLC, 3.29%, 6/18/29 (a)	336,992	325,853
Conn's Receivables Funding LLC, 4.565%, 9/15/20 (a)	457,428	453,997
Dell Equipment Finance Trust, 1.80%, 6/22/20 (a)	500,000	499,725
Driven Brands Funding LLC, 5.216%, 7/20/45 (a)	500,000	485,378
Dryden 40 Senior Loan Fund, 4.062%, 8/15/28 (a)(b)	250,000	230,625
Element Rail Leasing I LLC:
2.299%, 4/19/44 (a)	149,028	146,639
3.668%, 4/19/44 (a)	300,000	300,913
4.406%, 4/19/44 (a)	350,000	356,961
Element Rail Leasing II LLC, 3.585%, 2/19/45 (a)	600,000	596,017
FRS I LLC, 3.08%, 4/15/43 (a)	387,659	382,120
GMAT Trust, 4.25%, 9/25/20 (a)(b)	285,727	284,527
Invitation Homes Trust:
1.768%, 12/17/30 (a)(b)	100,000	97,148
2.268%, 12/17/30 (a)(b)	700,000	676,132
3.501%, 6/17/32 (a)(b)	400,000	382,801
3.101%, 8/17/32 (b)	200,000	196,824
Magnetite VI Ltd.:
3.112%, 9/15/23 (a)(b)	300,000	292,200
4.112%, 9/15/23 (a)(b)	200,000	195,060
MVW Owner Trust, 2.15%, 4/22/30 (a)	125,257	123,149
Navitas Equipment Receivables LLC, 1.95%, 11/15/16 (a)	43,804	43,775
Oak Hill Advisors Residential Loan Trust, 4.00%, 4/25/54 (a)(b)	200,000	197,120
OneMain Financial Issuance Trust:
2.43%, 6/18/24 (a)	1,000,000	996,550
2.57%, 7/18/25 (a)	300,000	296,484
RenewFund Receivables Trust, 3.51%, 4/15/25 (a)	335,272	331,685
RMAT LLC:
2015-1, 4.09%, 7/27/20 (a)(b)	375,495	372,866
2015-NPL1, 3.75%, 5/25/55 (a)(b)	250,706	249,402
Selene Non-Performing Loans LLC, 2.981%, 5/25/54 (a)(b)	536,594	530,470
Sierra Timeshare Receivables Funding LLC:
2.70%, 10/20/30 (a)	97,849	97,683
2.40%, 6/20/31 (a)	366,694	364,933
2.80%, 10/20/31 (a)	160,349	160,289

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	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - Cont'd
SolarCity LMC:
Series I LLC, 4.80%, 11/20/38 (a)	539,450	569,941
Series II LLC, 4.59%, 4/20/44 (a)	275,380	270,919
Series III LLC, 4.02%, 7/20/44 (a)	480,661	456,820
Series III LLC, 5.44%, 7/20/44 (a)	962,641	981,894
Springleaf Funding Trust, 3.62%, 11/15/24 (a)	300,000	296,765
Stewart Park CLO Ltd. 2015-1, 3.221%, 4/15/26 (a)(b)	500,000	486,500
STORE Master Funding LLC, 4.21%, 4/20/44 (a)	595,250	603,464
Sunrun Callisto Issuer LLC, 5.38%, 7/20/45 (a)	393,778	376,578
SVO VOI Mortgage LLC, 2.00%, 9/20/29 (a)	227,382	224,088
TAL Advantage V LLC:
2.83%, 2/22/38 (a)	215,000	213,753
3.55%, 11/20/38 (a)	237,500	234,942
4.625%, 11/20/38 (a)	950,000	948,005
3.51%, 2/22/39 (a)	530,833	522,666
3.97%, 5/20/39 (a)	84,167	83,186
Tricon American Homes Series 2015-SFR1 Trust, 3.817%, 5/17/32 (a)(b)	100,000	93,143
U.S. Residential Opportunity Fund III Trust, 3.721%, 1/27/35 (a)	223,933	222,478
VML LLC, 3.875%, 4/27/54 (a)(b)	212,867	211,725
VOLT XXX LLC, 3.625%, 10/25/57 (a)(b)	532,379	530,641
VOLT XXXVIII LLC, 3.875%, 9/25/45 (a)(b)	288,995	285,930
Wendys Funding LLC, 2015-1:
3.371%, 6/15/45 (a)	698,250	681,291
4.08%, 6/15/45 (a)	498,750	494,641
		23,979,081

Asset-Backed - Student Loan - 0.2%
SLM Private Education Loan Trust, 3.00%, 5/16/44 (a)	300,000	290,430
SoFi Professional Loan Program LLC, 2.55%, 8/27/29 (a)	398,962	395,579
		686,009

Total Asset-Backed Securities (Cost $26,842,509)		26,518,921

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 0.8%
Bellemeade Re Ltd., 4.722%, 7/25/25 (a)(b)	300,000	296,760
Fannie Mae Connecticut Avenue Securities:
CAS 2014-C02 1M2, 3.022%, 5/25/24 (b)	600,000	526,929
CAS 2014-C03 2M2, 3.322%, 7/25/24 (b)	400,000	365,023
CAS 2014-C03 1M2, 3.422%, 7/25/24 (b)	300,000	272,028
CAS 2015-C04 1M2, 6.122%, 4/25/28 (b)	800,000	815,001
LSTAR Securities Investment Trust, 2.244%, 5/1/20 (a)(b)	270,607	265,005

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $2,647,200)		2,540,746

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 11

	PRINCIPAL AMOUNT ($)	VALUE ($)
COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.3%
CDGJ Commercial Mortgage Trust, 2.181%, 12/15/27 (a)(b)	400,000	396,362
Citigroup Commercial Mortgage Trust, 3.731%, 9/15/17 (a)(b)	300,000	295,537
COMM Mortgage Trust:
2.651%, 6/11/27 (a)(b)	500,000	490,332
2.276%, 6/8/30 (a)(b)	550,000	549,389
3.431%, 6/15/34 (a)(b)	300,000	295,649
EQTY INNS Mortgage Trust, 3.726%, 5/8/31 (a)(b)	600,000	594,421
Extended Stay America Trust:
3.604%, 12/5/31	450,000	450,434
5.053%, 12/5/31 (a)(b)	200,000	200,264
GS Mortgage Securities Trust, 3.79%, 1/10/31 (a)	200,000	192,278
Hilton USA Trust:
Class CFX, 3.714%, 11/5/30	200,000	200,148
4.453%, 11/5/30 (a)(b)	400,000	399,842
JP Morgan Chase Commercial Mortgage Securities Trust:
3.771%, 6/10/27 (a)	300,000	308,196
3.805%, 6/10/27 (a)(b)	200,000	201,224
3.931%, 6/15/29 (a)(b)	600,000	589,267
Morgan Stanley Capital I Trust Series 2014-CPT:
Class F, 3.446%, 7/13/29 (a)(b)	230,000	214,763
Class G, 3.446%, 7/13/29 (a)(b)	160,000	148,669
Motel 6 Trust, 5.279%, 2/5/30 (a)	850,000	820,328
ORES NPL LLC:
6.00%, 3/27/24 (a)	300,000	298,775
3.081%, 9/25/25 (a)	34,635	34,594
PFP III Ltd., 1.515%, 6/14/31 (a)(b)	66,769	66,414
WFLD Mortgage Trust, 3.755%, 8/10/31 (a)(b)	450,000	446,580
WFRBS Commercial Mortgage Trust, 3.497%, 8/15/47 (a)	190,000	146,516

Total Commercial Mortgage-Backed Securities (Cost $7,421,542)		7,339,982

CORPORATE BONDS - 17.9%
Basic Materials - 0.3%
Methanex Corp.:
3.25%, 12/15/19	400,000	381,721
5.65%, 12/1/44	720,000	583,063
		964,784
Communications - 3.0%
Amazon.com, Inc., 3.80%, 12/5/24	400,000	416,104
CBS Corp., 3.50%, 1/15/25	300,000	285,999
CC Holdings GS V LLC / Crown Castle GS III Corp., 2.381%, 12/15/17	400,000	400,440
Cisco Systems, Inc., 5.50%, 1/15/40	250,000	293,185
Comcast Corp., 3.375%, 8/15/25	450,000	455,567
Crown Castle Towers LLC:
3.663%, 5/15/25 (a)	250,000	242,616
3.222%, 5/15/42 (a)	150,000	147,999
Embarq Corp., 7.082%, 6/1/16	500,000	507,800
Frontier Communications Corp.:
10.50%, 9/15/22 (a)	430,000	428,388
11.00%, 9/15/25 (a)	150,000	148,500

12 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - Cont'd
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (a)	300,000	299,813
NBCUniversal Media LLC, 4.45%, 1/15/43	300,000	293,927
Rogers Communications, Inc., 5.00%, 3/15/44	400,000	402,703
Sprint Communications, Inc., 6.00%, 12/1/16	500,000	499,062
Telefonica Emisiones SAU:
3.992%, 2/16/16	400,000	401,100
3.192%, 4/27/18	400,000	407,761
Thomson Reuters Corp.:
3.85%, 9/29/24	200,000	195,999
5.65%, 11/23/43	200,000	209,111
Time Warner Cable, Inc., 4.00%, 9/1/21	200,000	201,946
Time Warner, Inc.:
4.05%, 12/15/23	300,000	306,095
5.375%, 10/15/41	280,000	286,448
4.90%, 6/15/42	300,000	282,025
Verizon Communications, Inc.:
3.50%, 11/1/24	900,000	888,930
4.862%, 8/21/46	1,400,000	1,325,416
Viacom, Inc.:
3.875%, 4/1/24	350,000	327,965
5.25%, 4/1/44	300,000	247,530
		9,902,429
Consumer, Cyclical - 2.8%
American Airlines B Pass Through Trust, 5.60%, 1/15/22 (a)	87,321	89,068
American Airlines Pass Through Trust, 7.00%, 7/31/19 (a)	469,896	493,391
Continental Airlines Pass Through Trust, 6.903%, 10/19/23	292,189	301,686
CVS Health Corp.:
3.875%, 7/20/25	270,000	275,557
4.875%, 7/20/35	110,000	113,574
5.125%, 7/20/45	290,000	305,495
CVS Pass-Through Trust, 6.036%, 12/10/28	516,050	566,719
Delta Air Lines Pass Through Trust, 6.20%, 1/2/20	143,285	153,494
Ford Motor Co., 4.75%, 1/15/43	125,000	117,829
Ford Motor Credit Co. LLC:
2.145%, 1/9/18	200,000	199,260
1.264%, 11/4/19 (b)	400,000	388,510
3.157%, 8/4/20	200,000	199,299
3.219%, 1/9/22	500,000	489,376
4.134%, 8/4/25	180,000	179,355
Home Depot, Inc. (The):
2.70%, 4/1/23	400,000	396,961
4.20%, 4/1/43	400,000	400,697
Hyundai Capital America, 3.00%, 10/30/20 (a)	150,000	149,284
Johnson Controls, Inc., 4.625%, 7/2/44	125,000	105,936
Kohl's Corp., 4.25%, 7/17/25	175,000	170,651
Latam Airlines 2015-1 Pass-Through Trust B, 4.50%, 8/15/25 (a)	240,000	220,800
Nissan Motor Acceptance Corp., 2.35%, 3/4/19 (a)	450,000	448,332
TJX Cos., Inc. (The):
2.75%, 6/15/21	400,000	405,949
2.50%, 5/15/23	400,000	385,863

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 13

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - Cont'd
United Airlines Pass Through Trust:
5.375%, 2/15/23	427,530	441,425
4.75%, 10/11/23	190,419	190,180
US Airways Pass Through Trust, 5.375%, 5/15/23	140,353	140,353
Virgin Australia Trust:
6.00%, 4/23/22 (a)	374,021	379,631
5.00%, 4/23/25 (a)	146,961	151,737
Walgreens Boots Alliance, Inc., 3.80%, 11/18/24	475,000	460,830
Whirlpool Corp.:
3.70%, 3/1/23	400,000	402,517
3.70%, 5/1/25	300,000	297,054
		9,020,813
Consumer, Non-cyclical - 2.5%
Amgen, Inc.:
3.625%, 5/22/24	100,000	99,963
5.15%, 11/15/41	400,000	406,094
4.40%, 5/1/45	100,000	92,652
AstraZeneca plc:
3.375%, 11/16/25	300,000	297,827
4.375%, 11/16/45	175,000	175,355
Becton Dickinson and Co., 3.125%, 11/8/21	250,000	252,101
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	150,000	150,666
Experian Finance plc, 2.375%, 6/15/17 (a)	400,000	397,968
General Mills, Inc., 3.15%, 12/15/21	1,000,000	1,000,746
Gilead Sciences, Inc., 3.70%, 4/1/24	300,000	307,296
GlaxoSmithKline Capital, Inc., 2.80%, 3/18/23	400,000	398,836
Grupo Bimbo SAB de CV:
3.875%, 6/27/24 (a)	300,000	291,566
4.875%, 6/27/44 (a)	300,000	262,519
Kraft Heinz Foods Co., 5.20%, 7/15/45 (a)	300,000	313,472
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (a)	200,000	212,000
Life Technologies Corp., 6.00%, 3/1/20	300,000	332,566
Massachusetts Institute of Technology, 3.959%, 7/1/38	200,000	205,058
Mead Johnson Nutrition Co., 4.125%, 11/15/25	250,000	251,880
MEDNAX, Inc., 5.25%, 12/1/23 (a)	275,000	276,375
Merck & Co., Inc.:
2.75%, 2/10/25	250,000	243,377
3.70%, 2/10/45	150,000	138,517
PepsiCo, Inc., 2.75%, 3/1/23	300,000	298,798
Perrigo Co. plc, 5.30%, 11/15/43	200,000	192,611
Perrigo Finance plc, 3.50%, 12/15/21	400,000	388,796
Post Holdings, Inc., 6.75%, 12/1/21 (a)	275,000	280,500
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 (a)	200,000	208,000
SUPERVALU, Inc., 6.75%, 6/1/21	330,000	298,650
Whole Foods Market, Inc., 5.20%, 12/3/25 (a)	325,000	324,519
		8,098,708
Energy - 0.4%
Enterprise Products Operating LLC:
7.034%, 1/15/18 , floating rate thereafter to 1/15/68 (b)(c)	1,000,000	1,015,000
4.85%, 3/15/44	200,000	161,926
		1,176,926

14 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - Cont'd
Financial - 7.1%
American Tower Corp.:
3.45%, 9/15/21	400,000	401,961
4.00%, 6/1/25	150,000	147,442
Bank of America Corp.:
MTN, 2.625%, 10/19/20	950,000	938,050
4.20%, 8/26/24	300,000	297,653
6.10%, 3/17/25 (b)	150,000	152,063
3.95%, 4/21/25	500,000	486,884
3.875%, 8/1/25	1,300,000	1,319,666
4.25%, 10/22/26	290,000	287,052
Bank of America NA:
5.30%, 3/15/17	650,000	676,179
0.812%, 6/15/17 (b)	500,000	495,972
Capital One Bank:
2.25%, 2/13/19	200,000	199,121
3.375%, 2/15/23	800,000	782,862
Capital One Financial Corp., 4.20%, 10/29/25	300,000	296,205
Capital One NA, 2.35%, 8/17/18	340,000	340,639
CIT Group, Inc.:
5.00%, 5/15/17	400,000	412,000
5.25%, 3/15/18	1,050,000	1,084,125
Citigroup, Inc.:
2.50%, 9/26/18	900,000	907,816
5.95%, 8/15/20 (b)	170,000	169,469
6.125%, 11/15/20 (b)	170,000	173,400
5.90%, 2/15/23 (b)	240,000	235,800
4.40%, 6/10/25	700,000	707,006
4.45%, 9/29/27	860,000	854,306
Credit Acceptance Corp.:
6.125%, 2/15/21	120,000	117,600
7.375%, 3/15/23 (a)	300,000	298,500
DDR Corp.:
4.75%, 4/15/18	300,000	313,820
3.625%, 2/1/25	300,000	283,088
Discover Financial Services:
3.85%, 11/21/22	500,000	495,438
3.95%, 11/6/24	200,000	197,152
Doric Nimrod Air Finance Alpha Ltd. Pass Through Trust, 5.125%, 11/30/24 (a)	161,261	164,973
ERP Operating LP, 4.625%, 12/15/21	300,000	325,584
First Horizon National Corp., 3.50%, 12/15/20	140,000	138,784
Huntington National Bank (The), 2.20%, 11/6/18	250,000	249,309
ING Bank NV, 2.00%, 11/26/18 (a)	450,000	448,150
JPMorgan Chase & Co.:
2.75%, 6/23/20	550,000	552,451
2.55%, 10/29/20	200,000	198,322
Series R, 6.00%, 8/1/23 (b)	300,000	299,581
3.625%, 5/13/24	900,000	913,337
3.875%, 9/10/24	350,000	348,160
3.90%, 7/15/25	1,030,000	1,061,438
4.25%, 10/1/27	300,000	299,283

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 15

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - Cont'd
Morgan Stanley:
6.25%, 8/28/17	400,000	428,289
2.375%, 7/23/19	550,000	548,157
2.80%, 6/16/20	1,000,000	1,003,180
4.00%, 7/23/25	325,000	334,677
5.00%, 11/24/25	650,000	690,006
3.95%, 4/23/27	150,000	145,587
PNC Bank NA, 2.70%, 11/1/22	500,000	486,319
Prudential Financial, Inc.:
3.50%, 5/15/24	300,000	301,246
4.60%, 5/15/44	200,000	199,011
US Bancorp, 2.95%, 7/15/22	300,000	298,273
Vornado Realty LP, 2.50%, 6/30/19	375,000	369,315
		22,874,701
Government - 0.1%
North American Development Bank	360,000	356,126

Industrial - 1.3%
Canadian National Railway Co., 1.45%, 12/15/16	100,000	100,197
Eaton Corp., 1.50%, 11/2/17	250,000	248,422
Illinois Tool Works, Inc., 3.90%, 9/1/42	200,000	189,615
Masco Corp.:
4.45%, 4/1/25	100,000	98,000
6.50%, 8/15/32	150,000	151,500
Penske Truck Leasing Co. LP / PTL Finance Corp.:
3.30%, 4/1/21 (a)	175,000	172,532
3.375%, 2/1/22 (a)	500,000	485,493
Pentair Finance SA:
1.875%, 9/15/17	700,000	692,399
3.625%, 9/15/20	310,000	309,694
SBA Tower Trust:
2.24%, 4/15/43 (a)	220,000	215,641
3.722%, 4/15/48 (a)	660,000	648,217
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	200,000	213,703
Tyco Electronics Group SA:
2.35%, 8/1/19	200,000	199,330
3.45%, 8/1/24	200,000	199,081
United Parcel Service, Inc., 2.45%, 10/1/22	450,000	445,126
		4,368,950
Technology - 0.4%
Apple, Inc., 3.45%, 2/9/45	175,000	150,668
Dun & Bradstreet Corp. (The), 3.25%, 12/1/17	400,000	403,111
HP Enterprise, 2.85%, 10/5/18 (a)	190,000	189,894
Intel Corp.:
3.70%, 7/29/25	150,000	155,153
4.90%, 7/29/45	150,000	158,544
Microsoft Corp., 3.125%, 11/3/25	175,000	175,928
		1,233,298

Total Corporate Bonds (Cost $58,180,566)		57,996,735

16 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
FLOATING RATE LOANS (f) - 0.4%
Consumer, Cyclical - 0.4%
Albertson's Holdings LLC:
5.00%, 8/25/19 (b)	288,750	285,501
5.50%, 8/25/21 (b)	645,996	639,895
BJ's Wholesale Club, Inc., 4.50%, 9/26/19 (b)	137,982	131,601
Varsity Brands, Inc., 5.00%, 12/11/21 (b)	249,370	246,565
		1,303,562
Financial - 0.0%
Alliance Mortgage Investments, Inc., 12.61%, 6/1/20* (b)(d)(e)	385,345	8,709

Total Floating Rate Loans (Cost $1,703,113)		1,312,271

MUNICIPAL OBLIGATIONS - 0.8%
California - 0.2%
Los Angeles California Unified School District GO Bonds, 5.75%, 7/1/34	450,000	542,102

Connecticut - 0.1%
Connecticut Special Tax Obligation Revenue Bonds, 5.459%, 11/1/30	300,000	345,870

New York - 0.5%
New York City GO Bonds, 5.206%, 10/1/31	470,000	528,886
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.767%, 8/1/36	600,000	724,368
New York State Dormitory Authority Revenue Bonds, 5.289%, 3/15/33	400,000	466,784
		1,720,038

Total Municipal Obligations (Cost $2,629,459)		2,608,010

SOVEREIGN GOVERNMENT BOND - 0.1%
Nacional Financiera SNC, 3.375%, 11/5/20 (a)	490,000	485,284

Total Sovereign Government Bonds (Cost $489,153)		485,284

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.1%
Overseas Private Investment Corp., 3.22%, 9/15/29	450,000	453,312

Total U.S. Government Agencies and Instrumentalities (Cost $450,000)		453,312

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 17

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - 4.1%
United States Treasury Bonds, 2.875%, 8/15/45	3,297,000	3,202,083
United States Treasury Notes:
1.25%, 12/15/18	1,500,000	1,496,836
1.625%, 11/30/20	2,425,000	2,410,600
2.00%, 11/30/22	817,000	812,532
2.25%, 11/15/25	5,362,000	5,350,059

Total U.S. Treasury Obligations (Cost $13,301,206)		13,272,110

	SHARES
EXCHANGE-TRADED PRODUCTS - 0.1%
SPDR Barclays High Yield Bond ETF	9,500	322,145

Total Exchange-Traded Products (Cost $363,357)		322,145

	PRINCIPAL AMOUNT ($)
TIME DEPOSIT - 4.0%
State Street Bank Time Deposit, 0.278%, 1/4/16	12,880,349	12,880,349

Total Time Deposit (Cost $12,880,349)		12,880,349

TOTAL INVESTMENTS (Cost $314,628,747) - 99.8%		323,499,685
Other assets and liabilities, net - 0.2%		500,793
NET ASSETS - 100.0%		$324,000,478

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
2 Year U.S. Treasury Notes	10	3/16	$2,172,344	($3,476)
Ultra U.S. Treasury Bonds	16	3/16	2,539,000	14,848
Total Long				$11,372
Short:
10 Year U.S. Treasury Notes	(80)	3/16	(10,072,500)	$37,363
See notes to financial statements.

18 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on December 31, 2015.
(c) The coupon rate changes periodically based upon a predetermined schedule. The interest rate disclosed is that which is in effect on December 31, 2015.
(d) This security was valued under the direction of the Board of Directors. See Note A.
(e) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(f) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at December 31, 2015. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

Abbreviations:
ADR:	American Depositary Receipts
CLO:	Collateralized Loan Obligations
ETF:	Exchange-Traded Product
GO:	General Obligation
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.:	Limited
plc:	Public Limited Company
REIT:	Real Estate Investment Trust
See notes to financial statements.

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 19

CALVERT VP SRI BALANCED PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2015

ASSETS
Investments in securities, at value (Cost $314,628,747) - see accompanying schedule	$323,499,685
Cash collateral at broker	57,831
Receivable for shares sold	51,755
Dividends and interest receivable	990,666
Directors' deferred compensation plan	211,048
Total assets	324,810,985

LIABILITIES
Payable for securities purchased	200,522
Payable for shares redeemed	145,652
Payable for futures contracts variation margin	7,281
Payable to Calvert Investment Management, Inc.	114,000
Payable to Calvert Investment Distributors, Inc.	69
Payable to Calvert Investment Administrative Services, Inc.	33,396
Payable to Calvert Investment Services, Inc.	3,105
Directors' deferred compensation plan	211,048
Accrued expenses and other liabilities	95,434
Total liabilities	810,507
NET ASSETS	$324,000,478

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized:
Class I: 162,248,369 shares outstanding	$299,833,750
Class F: 160,136 shares outstanding	338,961
Undistributed net investment income	5,945,812
Accumulated net realized gain (loss)	8,962,282
Net unrealized appreciation (depreciation)	8,919,673
NET ASSETS	$324,000,478

NET ASSET VALUE PER SHARE
Class I (based on net assets of $323,676,147)	$2.00
Class F (based on net assets of $324,331)	$2.03
See notes to financial statements.

20 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

CALVERT VP SRI BALANCED PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $85,725)	$4,740,512
Interest income	4,170,355
Total investment income	8,910,867

Expenses:
Investment advisory fee	1,422,276
Administrative fees	953,965
Transfer agency fees and expenses	197,515
Distribution Plan expenses:
Class F	657
Directors' fees and expenses	62,615
Accounting fees	64,806
Custodian fees	92,063
Professional fees	51,541
Reports to shareholders	88,866
Miscellaneous	16,608
Total expenses	2,950,912
Reimbursement from Advisor:
Class F	(1,501)
Administrative fees waived	(43,136)
Net expenses	2,906,275
NET INVESTMENT INCOME	6,004,592

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	9,446,743
Futures	(251,305)
9,195,438

Change in unrealized appreciation (depreciation) on:
Investments	(22,421,358)
Futures	(98,438)
(22,519,796)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(13,324,358)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($7,319,766)
See notes to financial statements.

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 21

CALVERT VP SRI BALANCED PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income	$6,004,592	$5,425,076
Net realized gain (loss)	9,195,438	5,994,957
Change in unrealized appreciation (depreciation)	(22,519,796)	20,053,704

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,319,766)	31,473,737

Distributions to shareholders from:
Net investment income:
Class I shares	(392,823)	(5,439,785)
Class F shares	—	(139)
Net realized gain:
Class I shares	(1,412,871)	(23,778,039)
Class F shares	(1,394)	(2,316)
Total distributions	(1,807,088)	(29,220,279)

Capital share transactions:
Shares sold:
Class I shares	14,272,546	21,831,973
Class F shares	345,326	31,559
Reinvestment of distributions:
Class I shares	1,805,694	29,217,824
Class F shares	1,394	2,455
Shares redeemed:
Class I shares	(37,873,537)	(38,213,039)
Class F shares	(43,948)	—
Total capital share transactions	(21,492,525)	12,870,772

TOTAL INCREASE (DECREASE) IN NET ASSETS	(30,619,379)	15,124,230

NET ASSETS
Beginning of year	354,619,857	339,495,627
End of year (including undistributed net investment income of $5,945,812 and $392,820, respectively)	$324,000,478	$354,619,857

CAPITAL SHARE ACTIVITY
Shares sold:
Class I shares	6,907,361	10,170,461
Class F shares	164,600	14,490
Reinvestment of distributions:
Class I shares	895,237	14,149,068
Class F shares	680	1,169
Shares redeemed:
Class I shares	(18,430,574)	(18,006,953)
Class F shares	(21,789)	—
Total capital share activity	(10,484,485)	6,328,235
See notes to financial statements.

22 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP SRI Balanced Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of two separate portfolios. The operations of each series of the Fund are accounted for separately. The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan expenses, while Class I shares are not. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, sovereign government bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which

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considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account and are categorized as Level 2 in the hierarchy.
Exchange-traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2015, securities valued at $8,709, or 0.0% of net assets, were fair valued in good faith under the direction of the Board.

24 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

The following table summarizes the market value of the Portfolio's holdings as of December 31, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$197,769,820	$—	$—	$197,769,820
Asset-Backed Securities	—	26,518,921	—	26,518,921
Collateralized Mortgage-Backed Obligations (Privately Originated)	—	2,540,746	—	2,540,746
Commercial Mortgage-Backed Securities	—	7,339,982	—	7,339,982
Corporate Bonds	—	57,996,735	—	57,996,735
Floating Rate Loans	—	1,303,562	8,709	1,312,271
Municipal Obligations	—	2,608,010	—	2,608,010
Sovereign Government Bond	—	485,284	—	485,284
U.S. Government Agencies and Instrumentalities	—	453,312	—	453,312
U.S. Treasury Obligations	—	13,272,110	—	13,272,110
Exchange-Traded Products	322,145	—	—	322,145
Time Deposit	—	12,880,349	—	12,880,349
TOTAL	$198,091,965	$125,399,011	$8,709^	$323,499,685
Futures Contracts***	$48,735	$—	$—	$48,735

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
*** The value listed for these securities reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.
^ Level 3 securities represents 0.0% of net assets.
There were no transfers between levels during the year.
Futures Contracts: The Portfolio may purchase and sell futures contracts to manage overall portfolio volatility. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations and market index futures contracts. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, the Portfolio used U.S. Treasury futures contracts as a substitute for direct investment in particular asset classes to hedge against interest rate changes, to manage overall duration of the Portfolio, and to implement tactical asset allocation decisions. The Portfolio’s futures contracts at year end are presented in the Schedule of Investments.
At December 31, 2015, the Portfolio had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Interest	Unrealized appreciation on futures contracts	$52,211*	Unrealized depreciation on futures contracts	($3,476)*
*Only current day variation margin is reported within the Statement of Assets and Liabilities

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The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures	($251,305)	($98,438)
During the year, the Portfolio invested in 2 year, 5 year, 10 year, 30 year and Ultra U.S. Treasury Notes and Bond futures. The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	65
Futures contracts short	(108)

*Averages are based on activity levels during the year ended December 31, 2015.
Loan Participations and Assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Notes to Schedule of Investments on page 19.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

26 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, on the following rates of the Portfolio’s average daily net assets: 0.41% on the first $500 million, 0.36% on the next $500 million, and 0.325% on the excess of $1 billion.
The Advisor has contractually agreed to limit net annual portfolio operating expenses for Class F shares. The contractual expense cap is 1.15%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of 0.275% of the Portfolio’s average daily net assets.
On November 24, 2015, the Board of Directors approved the recommendation made by CIAS to standardize and rationalize the administrative fee paid by the Calvert Funds at 0.12% for all series and all share classes of the Calvert Funds. The change will be implemented in two phases. First, CIAS will voluntarily waive 0.155% (the amount of the existing administrative fee above0.12%) for Class I and F shares of the Portfolio for the period from December 1, 2015 through April 30, 2016. Second, CIAS and the Portfolio have entered into an Amended and Restated Administrative Services Agreement that will establish a 0.12% administrative fee for all share classes commencing on May 1, 2016. CIAS voluntarily waived $43,136 for the year ended December 31, 2015.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed 0.25% annually of the average daily net assets of Class F.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $26,017 for the year ended December 31, 2015. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $175,578,174 and $203,197,657, respectively. U.S. government security purchases and sales were $124,073,965 and $115,033,822, respectively.
The Portfolio may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2015, such purchase transactions were $6,490,266.

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The tax character of dividends and distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

DISTRIBUTIONS PAID FROM:	2015	2014
Ordinary income	$1,337,824	$10,115,276
Long-term capital gains	469,264	19,105,003
Total	$1,807,088	$29,220,279
As of December 31, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$19,140,899
Unrealized (depreciation)	(10,299,186)
Net unrealized appreciation (depreciation)	$8,841,713
Undistributed ordinary income	$6,598,710
Undistributed long-term capital gain	$8,387,344
Federal income tax cost of investments	$314,657,972
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales and Section 1256 contracts.
Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities and foreign currency transactions.

Undistributed net investment income	($58,777)
Accumulated net realized gain (loss)	58,777
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2015.
For the year ended December 31, 2015, borrowings information by the Portfolio under the agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$289	1.39%	$79,341	July 2015
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

28 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended December 31, 2015, the Portfolio considers 39.1% dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code and $469,264 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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CALVERT VP SRI BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning	$2.05	$2.04	$1.91	$1.75	$1.70
Income from investment operations:
Net investment income	0.04	0.03	0.02	0.02	0.02
Net realized and unrealized gain (loss)	(0.08)	0.16	0.32	0.16	0.05
Total from investment operations	(0.04)	0.19	0.34	0.18	0.07
Distributions from:
Net investment income	—(b)	(0.03)	(0.02)	(0.02)	(0.02)
Net realized gain	(0.01)	(0.15)	(0.19)	—	—
Total distributions	(0.01)	(0.18)	(0.21)	(0.02)	(0.02)
Total increase (decrease) in net asset value	(0.05)	0.01	0.13	0.16	0.05
Net asset value, ending	$2.00	$2.05	$2.04	$1.91	$1.75
Total return(c)	(1.90%)	9.60%	18.00%	10.51%	4.56%
Ratios to average net assets: (d)
Net investment income	1.73%	1.58%	1.07%	1.10%	1.37%
Total expenses	0.85%	0.86%	0.90%	0.90%	0.91%
Net expenses	0.84%	0.86%	0.90%	0.90%	0.91%
Portfolio turnover	90%	97%	161%	150%	121%
Net assets, ending (in thousands)	$323,676	$354,585	$339,494	$305,198	$354,038

(a)Per share figures are calculated using the Average Shares Method.
(b)Amount is less than $.01 per share.
(c)Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(d)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

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CALVERT VP SRI BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS F SHARES	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013 (b)
Net asset value, beginning	$2.09	$2.06	$2.22
Income from investment operations:
Net investment income	0.03	0.03	0.01
Net realized and unrealized gain (loss)	(0.08)	0.16	0.02
Total from investment operations	(0.05)	0.19	0.03
Distributions from:
Net investment income	—	(0.01)	—(c)
Net realized gain	(0.01)	(0.15)	(0.19)
Return of capital	—	—	—
Total distributions	(0.01)	(0.16)	(0.19)
Total increase (decrease) in net asset value	(0.06)	0.03	(0.16)
Net asset value, ending	$2.03	$2.09	$2.06
Total return(d)	(2.46%)	9.18%	1.31%
Ratios to average net assets (e)
Net investment income	1.49%	1.36%	0.99%(f)
Total expenses	1.74%	14.91%	1.15%(f)
Net expenses	1.15%	1.15%	1.15%(f)
Portfolio turnover	90%	97%	161%
Net assets, ending (in thousands)	$324	$35	$2

(a)Per share figures are calculated using the Average Shares Method.
(b)From October 18, 2013 inception.
(c)Amount is less than $0.01 per share.
(d)Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(e)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(f)Annualized.
See notes to financial statements.

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PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACT
At a meeting held on December 9, 2015, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Portfolio. The Board observed that the scope of services provided by the Advisor generally had

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expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer group for the one- and five-year periods ended June 30, 2015 and below the median of its peer group for the three-year period ended June 30, 2015. The data also indicated that the Portfolio outperformed its Lipper index for the one- and five-year periods ended June 30, 2015 and underperformed its Lipper index for the three-year period ended June 30, 2015. The Board took into account management’s discussion of the Portfolio’s performance and management’s continued monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that the performance of the Portfolio is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.
In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was above the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board noted that the Portfolio’s administrator had agreed to implement an administrative fee change effective December 1, 2015, which is expected to reduce the administrative fee paid by certain classes of shares; however, the impact of the fee change is not yet reflected in the Portfolio’s total expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's advisory fee contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels. The Board noted that the Portfolio had not reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

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Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the Advisor is likely to execute its investment strategies consistently over time; (d) the performance of the Portfolio is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (e) the Portfolio's advisory fee is reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Portfolio and its shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 80	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 65	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 70	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	22	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 69	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15
•    Wells Fargo Company (banking and financial services) - NYSE
•    Wells Fargo Bank N.A. (Since 2014)
•    Gallup, Inc. (management consulting)
•    W.K. Kellogg Foundation
•    Raven Industries (technology company) - NASDAQ
•    Colonial Williamsburg Foundation
•    Kellogg Company (food manufacturing) - NYSE

ARTHUR J. PUGH AGE: 78	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
WILLIAM LESTER* AGE: 58	Director & Chair (CVS) Director & Senior Vice President (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13
•
Acacia Federal Savings Bank (through 2013)
•
Ameritas Investment Partners, Inc. (financial services)
•
Ameritas Investment Corp. (financial services)
•
Griffin Realty, LLC
•
Universal and Inland Insurance Companies
•
U.S. Bank – Lincoln
•
Bryan/LGH Health Systems

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INTERESTED DIRECTORS
JOHN H. STREUR* AGE: 56	President (CVS) Director, Chair & President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	40
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Executive Vice President, Chief Financial Officer and Chief Operating Officer of Calvert Investments, Inc. since October 2015; Senior Vice President and Chief Financial Officer of Calvert Investments, Inc. (March 2015 - September 2015). Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.

ROBERT D. BENSON, ESQ. AGE: 37	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

STU DALHEIM AGE: 46	Vice President	2015	Vice President - Shareholder Advocacy for the Advisor.
MATTHEW DUCH Age: 40	Vice President	2011	Vice President of the Advisor and portfolio manager for Calvert’s taxable fixed-income funds.
ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Vice President, Corporate Finance, of Calvert Investments, Inc.; Acting Chief Financial Officer of Calvert Investments, Inc. (September 2014 - March 2015).
PATRICK FAUL AGE: 51	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager, Calvert Investments, Inc.
JADE HUANG AGE: 41	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
EMILY KAISER AGE: 32	Assistant Vice President	2015
Senior Sustainability Analyst since November 2015 and Sustainability Analyst (January 2014 - October 2015), Advisor. Prior to joining Calvert, Ms. Kaiser attended law school from 2010 to 2013 and also held legal and policy positions with the U.S. Agency for International Development (2013), the Solidarity Center, AFL-CIO (2013), the U.S. Department of Labor (2012), the office of the U.S. Trade Representative (2012) and the Public International Law and Policy Group (2011-2012).

VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Head of Taxable Fixed Income (since 2015) and Vice President of the Advisor (since 2014); Portfolio Manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
LANCELOT A. KING, ESQ. AGE: 45	Assistant Vice President & Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ERICA LASDON AGE: 44	Assistant Vice President	2015	Director of Sustainability Research since August 2015 and Senior Sustainability Analyst and Manager prior to August 2015, Advisor.
JOSHUA LINDER AGE: 30	Vice President	2015	Equity Portfolio Manager since November 2015, Assistant Portfolio Manager (January 2014 - October 2015) and Equity Analyst (2011 - 2013), Advisor.
CHRISTOPHER MADDEN AGE: 40	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
ANDREW K. NIEBLER, ESQ. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

*
The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Printed on recycled paper using soy inks.

Calvert VP SRI Mid Cap Growth Portfolio
Annual Report December 31, 2015

TABLE OF CONTENTS

1	President's Letter
3	Portfolio Management Discussion
6	Understanding Your Fund's Expenses
7	Report of Independent Registered Public Accounting Firm
8	Schedule of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Notes to Financial Statements
18	Financial Highlights
19	Proxy Voting
19	Availability of Quarterly Portfolio Holdings
19	Basis for Board's Approval of Investment Advisory Contracts
22	Director and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareholders:
What once was a small social movement seemed to crystalize last year as the investing public began to recognize that financial and social goals can be represented by sustainable, responsible and impact investment strategies. The growth of this movement is influencing the entire world and fills us with optimism about the role capital markets and corporations can play in unlocking value beyond balance sheets and income statements.
As a global socially responsible investing (SRI) leader, we at Calvert are gratified that new findings from The Forum for Responsible and Social Investment reveal an explosion of SRI integration among all professional managers. U.S.-domiciled assets under management using responsible strategies grew to $6.57 trillion in 2014 from $3.74 trillion at the start of 2012. Approximately one of every six dollars under domestic professional management is now following SRI strategies.
A Look at 2015
While responsible investing is expanding at an exciting pace, the economic conditions in 2015 presented challenges including slower domestic growth, uncertainty over central bankers’ policy decisions, and volatility across both emerging markets and mature markets in Asia and Europe. These conditions placed downward pressure on multinational corporations’ capital expenditures, small and mid-sized business investments, commodity prices and consumer spending. Also at play is the heavy debt burden of developed countries. This debt burden results in a troubling sequence of events: countries must fund interest on the debt instead of funding innovation and development; the lack of development dampens growth; low growth limits employment opportunities; decreased employment opportunities disproportionally affect the poor. We believe this cycle will keep economic growth low for the foreseeable future.
In the face of this lower growth environment, we need to look for ways to improve economic inclusion and allow disadvantaged people to participate in a slow growth economy.
We are encouraged by evidence that global leaders recognize this need and are starting to take steps to replace it with a positive sequence of events: solving urgent social and environmental problems, which leads to stronger economies, which leads to growth and better employment opportunities.
The Evolution at Calvert
To respond to recent market swings, we have taken steps to manage your portfolio conservatively by focusing on equity and fixed-income investments best suited to the climate. Our steps included a thorough assessment of both the financial characteristics and environmental, social and governance (ESG) performance of a number of companies. As appropriate across funds, we strategically re-allocated capital to lower-risk, stable-return assets.
In addition to serving as stewards of your money, we also implemented a strategy to reinforce our focus on shareholders as well as the value they specifically seek from both a financial and social perspective. Our new leadership team implemented a complex-wide plan that spanned reducing fees for many funds, enhancing research capabilities and aligning most strategies under our Principles for Responsible Investment. This effort resulted in the reduction of several Calvert funds’ expense ratios by more than 10 percent.

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Calvert has also publicly amplified the values held by our leadership and shareholders. During the 2015 proxy season, we co-filed or filed a variety of shareholder proposals and resolutions—specific to agricultural, environmental and diversity issues. We also advocated for responsible investing at key forums, such as an Impact Over Easy event, and partnered with Harvard University professor George Serafeim to further define for investors the evolving role of the corporation in society. Lastly, I was honored to attend the United Nations Development Conference and chair the Roundtable on Peace and Stability at the Private Sector Forum on Implementing the Sustainable Development Goals.
Looking Ahead to 2016 and Beyond
In the months to come, we need to adopt more modest economic growth expectations as China sputters, emerging economies confront fiscal woes, and political uncertainty looms in the U.S. and elsewhere. We believe this year may well mark the beginning of a lower-growth period that extends into the foreseeable future. But while research-driven investment strategies can adapt relatively quickly to a shifting landscape, capital markets participants must also consciously work to help ensure the less fortunate and those championing key environmental and social causes do not bear the brunt of economic tightening. To overlook this obligation in the near-term will only perpetuate inequalities that hinder all global citizens over the long-term.
Our 2016 outlook is both pragmatic and optimistic. The recent Vatican Encyclical and Paris Climate Agreement reinforces to us that the entire world—not just segments of the institutional investment community—is rapidly embracing the principles that underpin SRI strategies. Ongoing evidence of this shift is further energizing us as we leverage our bolstered research processes to ensure ESG standards, fundamental quality and fair valuation guide every investment we make.
Despite day-to-day fluctuations in the markets, the next year will be a transformative chapter in the story of how the global capital markets ultimately align financial and social goals. Our leadership appreciates and recognizes that it is your trust in us that empowers Calvert to help drive this transformation. Thank you for the opportunity to manage investments on your behalf.
Sincerely,
John Streur
President and Chief Executive Officer
Calvert Investments

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PORTFOLIO MANAGEMENT DISCUSSION

Michelle Clayman of New Amsterdam Partners, LLC
Market Review
The market moved higher for most of the first half of the year but dropped sharply in August before recovering roughly half of the lost ground in the fourth quarter. The third quarter sell off was brought on by concerns over global economic growth, particularly in China and Europe. China’s currency devaluation and concerns over the Fed’s eventual interest rate “lift off” brought market volatility back to levels not seen in nearly four years. Over the past year, the defensive consumer staples and health care sectors led the benchmark’s performance, while the commodity sensitive energy, utilities, materials and industrials sectors were the year’s worst performing. The market’s “risk off” posture also manifested itself with the outperformance of larger cap, higher multiple names, which represented headwinds to our process as these are areas in which we were under-represented.
Investment Strategy and Technique:
New Amsterdam Partners’ process, best described as GARP (Growth at a Reasonable Price), uses a combination of quantitative and fundamental research tools to identify stocks with high expected returns. Using our proprietary quantitative model, we compute an expected return for each name in a broad universe of stocks. The model focuses on forecast growth, profitability and valuation and ranks mid-cap stocks from highest expected return to lowest. We perform fundamental analysis on the model’s 100 stocks with the highest expected return, with an eye toward validating the quantitative output, as numbers alone rarely explain why a given stock may be an attractive buying opportunity. Finally, we ensure that purchase candidates are consistent with Calvert’s social criteria and we construct relatively sector neutral portfolios of 35-45 holdings with typical individual position sizes in the 2-3% range.

•	Eligibility screens narrow down a very large (10,000+) universe of securities to a more manageable size (2,000+) prior to the start of the quantitative process.

•	Quantitative model generates a list of 100 high expected return mid-cap buy candidates by considering forecast growth, profitability and valuation.

•	Fundamental analysis is performed on these stocks to identify the most attractive names.

•	Fully diversified, 35-45 stock portfolios are consistent with Calvert’s social criteria and have characteristics similar to its Russell Midcap Growth benchmark.
Fund Performance Relative to the Benchmark
For the one-year period, the Portfolio underperformed the Russell Mid Cap Growth Index by 3.08% net of fees. The Portfolio's underperformance was attributable largely to stock selection which was adversely affected by the poor relative performance of stocks at the lower end of the market capitalization range for mid cap stocks as well as the strong relative performance of stocks which we viewed as too richly valued.
In the financial sector, which added the most value over the year, American Financial Group rose on continued positive earnings surprises and solid growth thanks to strong underwriting and annuity sales, and BofI Holding was sold as it neared a price target in anticipation of the consummation of its long awaited deal with H&R Block. Stock selection also added value in health care, where Chemed performed well, topping consensus estimates on strong results from its hospice operations, and United Therapeutics advanced after the FDA approved its pediatric cancer drug, Unituxin.
Performance was weak in the information technology sector, as F5 Networks traded lower on concerns over threats posed by cloud computing, and NeuStar lost ground on the FCC’s recommendation not to renew its contract. Stock selection also detracted in the consumer discretionary sector, where specialty apparel and accessory companies Fossil Group and Deckers Outdoor lost ground due to lackluster sales and exposure to weak international end markets.

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Compliance with Calvert's revised social research platform resulted in the sale and replacement of several names which was a short term drag on performance with two of the stocks we sold early in October fairing relatively well after we sold them while two stocks we bought to replace were down substantially.

•	Benchmark names with stronger return-on-equity outperformed over the year, a factor which the portfolio’s positioning benefitted from.

•
The benchmark’s highest valuation names (as measured by P/E and P/B ratios) outperformed by a wide margin, a factor which detracted from performance as the portfolio typically emphasizes more attractively priced holdings.

•
The portfolio also faced a significant market cap effect throughout the year, as the best performing names in the benchmark were those with the largest capitalizations. Our under-representation of these top performing larger cap names detracted from performance-our discipline calls for buying stocks with market capitalizations between $1 billion and $9 billion to adhere more closely to a true mid-cap mandate.

•
Less severe headwinds included our avoidance of the strong performing REITs sub-sector and our tendency towards companies with lower debt levels, which lagged those with greater balance sheet risk in 2015.

Positioning and Market Outlook
We expect 2016 to be another year of modest growth and low inflation, with GDP growth of 2.0% and inflation below 2%. Weakness in China presents challenges to oil and commodity markets, impacting Emerging Markets, while Europe is grappling with a refugee influx, affecting political and economic stability, and the European Community is also facing the possibility of Britain’s withdrawal. If oil prices stabilize, we expect US corporate earnings to rise in the mid-single digits next year. Because stock market valuations are relatively high we do not believe there will be much room for multiple expansion and therefore expect US stocks to produce mid-single digit total returns in 2016, from earnings growth plus dividend yield.
We will continue to adhere to our discipline of focusing on reasonably priced stocks which offer better-than-market forecast earnings growth, an approach which has proved itself over the long term particularly since active management tends to add value in low return markets.
New Amsterdam Partners, LLC
December 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Consumer Discretionary	21.3%
Industrials	18.3%
Information Technology	17.2%
Health Care	14.6%
Financials	14.1%
Materials	6.4%
Consumer Staples	4.6%
Energy	1.2%
Short-Term Investments	1.2%
Utilities	1.1%
Total	100.0%

TEN LARGEST STOCK HOLDINGS	% OF NET ASSETS
JetBlue Airways Corp.	3.6%
Ross Stores, Inc.	3.5%
Jones Lang LaSalle, Inc.	3.2%
Syntel, Inc.	3.1%
American Financial Group, Inc.	3.0%
Super Micro Computer, Inc.	3.0%
AmerisourceBergen Corp.	2.9%
Avnet, Inc.	2.9%
CBOE Holdings, Inc.	2.9%
NeuStar, Inc., Class A	2.9%
Total	31.0%

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods. The results shown are for Class I shares, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT VP SRI MID CAP GROWTH PORTFOLIO
DECEMBER 31, 2015
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Class I	-3.31%	10.16%	7.61%
Russell Midcap Growth Index	-0.20%	11.54%	8.16%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.16%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

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UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs. There are also ongoing costs, which generally include management fees and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15 - 12/31/15

Actual	1.07%	$1,000.00	$890.40	$5.10
Hypothetical (5% return per year before expenses)	1.07%	$1,000.00	$1,019.81	$5.45

* Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED) 6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP SRI Mid Cap Growth Portfolio:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert VP SRI Mid Cap Growth Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2016

7 www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO ANNUAL REPORT

CALVERT VP SRI MID CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

	SHARES	VALUE ($)
COMMON STOCKS - 98.3%
Airlines - 3.6%
JetBlue Airways Corp. *	78,215	1,771,570

Auto Components - 4.9%
Gentherm, Inc. *	25,625	1,214,625
Visteon Corp. *	10,745	1,230,302
		2,444,927

Banks - 2.3%
ServisFirst Bancshares, Inc.	24,000	1,140,720

Building Products - 2.7%
Lennox International, Inc.	10,690	1,335,181

Chemicals - 1.7%
Albemarle Corp.	15,050	842,951

Commercial Services & Supplies - 2.4%
Deluxe Corp.	21,405	1,167,429

Communications Equipment - 2.5%
F5 Networks, Inc. *	12,590	1,220,726

Containers & Packaging - 2.0%
Owens-Illinois, Inc. *	58,020	1,010,708

Diversified Financial Services - 5.5%
CBOE Holdings, Inc.	22,070	1,432,343
FactSet Research Systems, Inc.	7,975	1,296,496
		2,728,839

Electronic Equipment & Instruments - 2.9%
Avnet, Inc.	33,800	1,447,992

Energy Equipment & Services - 1.2%
FMC Technologies, Inc. *	20,720	601,087

Gas Utilities - 1.1%
Questar Corp.	27,590	537,453

Health Care Equipment & Supplies - 4.8%
Globus Medical, Inc., Class A *	48,250	1,342,315
Varian Medical Systems, Inc. *	12,970	1,047,976
		2,390,291

8 www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Health Care Providers & Services - 7.9%
AmerisourceBergen Corp.	14,015	1,453,496
Chemed Corp.	7,082	1,060,884
Laboratory Corporation of America Holdings *	11,340	1,402,077
		3,916,457

Insurance - 3.0%
American Financial Group, Inc.	20,960	1,510,797

IT Services - 8.7%
Convergys Corp.	33,960	845,264
DST Systems, Inc.	4,582	522,623
NeuStar, Inc., Class A *	59,175	1,418,425
Syntel, Inc. *	33,855	1,531,939
		4,318,251

Machinery - 5.3%
Graco, Inc.	17,660	1,272,756
Oshkosh Corp.	34,310	1,339,463
		2,612,219

Media - 2.1%
Scripps Networks Interactive, Inc., Class A	18,810	1,038,500

Metals & Mining - 2.7%
Worthington Industries, Inc.	43,950	1,324,653

Multiline Retail - 2.2%
Big Lots, Inc.	28,500	1,098,390

Personal Products - 4.6%
Inter Parfums, Inc.	40,320	960,422
USANA Health Sciences, Inc. *	10,285	1,313,909
		2,274,331

Pharmaceuticals - 1.8%
Lannett Co., Inc. *	21,895	878,427

Professional Services - 2.3%
Robert Half International, Inc.	24,280	1,144,559

Real Estate Management & Development - 3.2%
Jones Lang LaSalle, Inc.	9,830	1,571,424

Road & Rail - 2.0%
Landstar System, Inc.	16,755	982,681

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	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Specialty Retail - 9.2%
Lithia Motors, Inc., Class A	13,180	1,405,911
Rent-A-Center, Inc.	47,655	713,395
Ross Stores, Inc.	32,090	1,726,763
Select Comfort Corp. *	34,345	735,326
		4,581,395
Technology Hardware, Storage & Peripherals - 3.0%
Super Micro Computer, Inc. *	60,970	1,494,375

Textiles, Apparel & Luxury Goods - 2.7%
Deckers Outdoor Corp. *	19,095	901,284
Fossil Group, Inc. *	12,530	458,097
		1,359,381

Total Common Stocks (Cost $48,200,826)		48,745,714

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 1.2%
State Street Bank Time Deposit, 0.278%, 1/4/16	574,327	574,327

Total Time Deposit (Cost $574,327)		574,327

TOTAL INVESTMENTS (Cost $48,775,153) - 99.5%		49,320,041
Other assets and liabilities, net - 0.5%		263,594
NET ASSETS - 100.0%		$49,583,635

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
See notes to financial statements.

10 www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO ANNUAL REPORT

CALVERT VP SRI MID CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2015

ASSETS
Investments in securities, at value (Cost $48,775,153) - see accompanying schedule	$49,320,041
Receivable for securities sold	872,622
Receivable for shares sold	328,262
Dividends and interest receivable	25,308
Directors' deferred compensation plan	32,080
Total assets	50,578,313

LIABILITIES
Payable for securities purchased	901,184
Payable for shares redeemed	511
Payable to Calvert Investment Management, Inc.	27,719
Payable to Calvert Investment Administrative Services, Inc.	5,117
Payable to Calvert Investment Services, Inc.	476
Directors' deferred compensation plan	32,080
Accrued expenses and other liabilities	27,591
Total liabilities	994,678
NET ASSETS	$49,583,635

NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,598,723 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized	$43,029,494
Accumulated net realized gain (loss)	6,009,253
Net unrealized appreciation (depreciation)	544,888
NET ASSETS	$49,583,635

NET ASSET VALUE PER SHARE	$31.01
See notes to financial statements.

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CALVERT VP SRI MID CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income	$549,585
Interest income	590
Total investment income	550,175

Expenses:
Investment advisory fee	345,176
Administrative fees	132,760
Transfer agency fees and expenses	32,748
Directors' fees and expenses	9,592
Accounting fees	15,413
Custodian fees	15,142
Professional fees	26,364
Reports to shareholders	4,304
Miscellaneous	2,413
Total expenses	583,912
Administrative fees waived	(5,544)
Net expenses	578,368
NET INVESTMENT LOSS	(28,193)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	6,055,504

Change in unrealized appreciation (depreciation)	(7,753,708)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(1,698,204)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,726,397)
See notes to financial statements.

12 www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO ANNUAL REPORT

CALVERT VP SRI MID CAP GROWTH PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment loss	($28,193)	($28,752)
Net realized gain (loss)	6,055,504	8,051,714
Change in unrealized appreciation (depreciation)	(7,753,708)	(4,147,823)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,726,397)	3,875,139

Distributions to shareholders from:
Net realized gain	(1,659,712)	(9,587,987)

Capital share transactions:
Shares sold	10,975,819	5,617,125
Reinvestment of distributions	1,659,712	9,587,987
Shares redeemed	(10,382,253)	(12,555,659)
Total capital share transactions	2,253,278	2,649,453

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,132,831)	(3,063,395)

NET ASSETS
Beginning of year	50,716,466	53,779,861
End of year	$49,583,635	$50,716,466

CAPITAL SHARE ACTIVITY
Shares sold	314,036	145,439
Reinvestment of distributions	52,473	286,123
Shares redeemed	(296,813)	(327,472)
Total capital share activity	69,696	104,090
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP SRI Mid Cap Growth Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of two separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account and are categorized as Level 2 in the hierarchy.

14 www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO ANNUAL REPORT

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2015, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Portfolio's holdings as of December 31, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$48,745,714	$—	$—	$48,745,714
Time Deposit	—	574,327	—	574,327
TOTAL	$48,745,714	$574,327	$—	$49,320,041

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
There were no transfers between levels during the year.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted

www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO ANNUAL REPORT 15

accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.65% of the Portfolio’s average daily net assets.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of 0.25% of the Portfolio’s average daily net assets.
On November 24, 2015, the Board of Directors approved the recommendation made by CIAS to standardize and rationalize the administrative fee paid by the Calvert Funds at 0.12% for all series and all share classes of the Calvert Funds. The change is being implemented in two phases. First, CIAS will voluntarily waive 0.13% (the amount of the existing administrative fee above 0.12%) for the period from December 1, 2015 through April 30, 2016. Second, CIAS and the Portfolio have entered into an Amended and Restated Administrative Services Agreement that will establish a 0.12% administrative fee of the Fund commencing on May 1, 2016. CIAS voluntarily waived $5,544 for the year ended December 31, 2015.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $3,983 for the year ended December 31, 2015. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Portfolio who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $48,903,194 and $48,851,363, respectively.
The tax character of dividends and distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

DISTRIBUTIONS PAID FROM:	2015	2014
Ordinary income	$269,164	$1,626,990
Long-term capital gains	1,390,548	7,960,997
Total	$1,659,712	$9,587,987

16 www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO ANNUAL REPORT

As of December 31, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$5,195,129
Unrealized (depreciation)	(4,735,301)
Net unrealized appreciation (depreciation)	$459,828
Undistributed long-term capital gain	$6,094,313
Federal income tax cost of investments	$48,860,213
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales.
Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to net operating losses.

Undistributed net investment income	$28,193
Paid-in capital	(28,193)
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2015.
For the year ended December 31, 2015, borrowing information by the Portfolio under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$29,668	1.37%	$2,130,876	May 2015
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended December 31, 2015, the Portfolio considers 0.0% of the ordinary dividends paid during the year as qualified dividend income and as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. The Portfolio also considers $1,390,548 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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CALVERT VP SRI MID CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
	December 31, 2015 (a)	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning	$33.17	$37.74	$32.66	$31.66	$32.97
Income from investment operations:
Net investment loss	(0.02)	(0.02)	(0.12)	(0.06)	(0.18)
Net realized and unrealized gain (loss)	(1.06)	3.15	9.75	5.27	0.95
Total from investment operations	(1.08)	3.13	9.63	5.21	0.77
Distributions from:
Net realized gain	(1.08)	(7.70)	(4.55)	(4.21)	(2.08)
Total distributions	(1.08)	(7.70)	(4.55)	(4.21)	(2.08)
Total increase (decrease) in net asset value	(2.16)	(4.57)	5.08	1.00	(1.31)
Net asset value, ending	$31.01	$33.17	$37.74	$32.66	$31.66
Total return(b)	(3.31%)	8.09%	29.90%	16.75%	2.30%
Ratios to average net assets: (c)
Net investment loss	(0.05%)	(0.06%)	(0.35%)	(0.19%)	(0.52%)
Total expenses	1.10%	1.16%	1.15%	1.12%	1.16%
Net expenses	1.09%	1.16%	1.15%	1.12%	1.16%
Portfolio turnover	94%	91%	69%	61%	47%
Net assets, ending (in thousands)	$49,584	$50,716	$53,780	$42,232	$40,293

(a)Per share figures are calculated using the Average Shares Method.
(b)Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(c)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

18 www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO ANNUAL REPORT

PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 9, 2015, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Portfolio. The Board discussed the Advisor’s effectiveness in monitoring the

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performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer group for the one- and five-year periods ended June 30, 2015 and below the median of its peer group for the three-year period ended June 30, 2015. The Portfolio outperformed its Lipper index for the one- and five-year periods ended June 30, 2015 and underperformed its Lipper index for the three- year period ended June 30, 2015. The Board took into account management’s discussion of the Portfolio’s performance and management’s continued monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that the performance of the Portfolio is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.
In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee was above the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current asset size of the Portfolio and the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board noted that the Portfolio’s administrator had agreed to implement an administrative fee change effective December 1, 2015, which is expected to reduce the administrative fee paid by certain classes of shares; however, the impact of the fee change is not yet reflected in the Portfolio’s total expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

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In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's risk management processes; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.
As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2015 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.
In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subadvisor charges to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.
In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 80	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 65	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 70	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	22	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 69	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15
•    Wells Fargo Company (banking and financial services) - NYSE
•    Wells Fargo Bank N.A. (Since 2014)
•    Gallup, Inc. (management consulting)
•    W.K. Kellogg Foundation
•    Raven Industries (technology company) - NASDAQ
•    Colonial Williamsburg Foundation
•    Kellogg Company (food manufacturing) - NYSE

ARTHUR J. PUGH AGE: 78	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
WILLIAM LESTER* AGE: 58	Director & Chair (CVS) Director & Senior Vice President (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13
•
Acacia Federal Savings Bank (through 2013)
•
Ameritas Investment Partners, Inc. (financial services)
•
Ameritas Investment Corp. (financial services)
•
Griffin Realty, LLC
•
Universal and Inland Insurance Companies
•
U.S. Bank – Lincoln
•
Bryan/LGH Health Systems

22 www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INTERESTED DIRECTORS
JOHN H. STREUR* AGE: 56	President (CVS) Director, Chair & President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	40
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Executive Vice President, Chief Financial Officer and Chief Operating Officer of Calvert Investments, Inc. since October 2015; Senior Vice President and Chief Financial Officer of Calvert Investments, Inc. (March 2015 - September 2015). Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.

ROBERT D. BENSON, ESQ. AGE: 37	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

STU DALHEIM AGE: 46	Vice President	2015	Vice President - Shareholder Advocacy for the Advisor.
MATTHEW DUCH Age: 40	Vice President	2011	Vice President of the Advisor and portfolio manager for Calvert’s taxable fixed-income funds.
ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Vice President, Corporate Finance, of Calvert Investments, Inc.; Acting Chief Financial Officer of Calvert Investments, Inc. (September 2014 - March 2015).
PATRICK FAUL AGE: 51	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager, Calvert Investments, Inc.
JADE HUANG AGE: 41	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
EMILY KAISER AGE: 32	Assistant Vice President	2015
Senior Sustainability Analyst since November 2015 and Sustainability Analyst (January 2014 - October 2015), Advisor. Prior to joining Calvert, Ms. Kaiser attended law school from 2010 to 2013 and also held legal and policy positions with the U.S. Agency for International Development (2013), the Solidarity Center, AFL-CIO (2013), the U.S. Department of Labor (2012), the office of the U.S. Trade Representative (2012) and the Public International Law and Policy Group (2011-2012).

VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Head of Taxable Fixed Income (since 2015) and Vice President of the Advisor (since 2014); Portfolio Manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
LANCELOT A. KING, ESQ. AGE: 45	Assistant Vice President & Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ERICA LASDON AGE: 44	Assistant Vice President	2015	Director of Sustainability Research since August 2015 and Senior Sustainability Analyst and Manager prior to August 2015, Advisor.
JOSHUA LINDER AGE: 30	Vice President	2015	Equity Portfolio Manager since November 2015, Assistant Portfolio Manager (January 2014 - October 2015) and Equity Analyst (2011 - 2013), Advisor.
CHRISTOPHER MADDEN AGE: 40	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
ANDREW K. NIEBLER, ESQ. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

*
The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

24 www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED)

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Printed on recycled paper using soy inks.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.
(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.
(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.
(e) Not applicable.
(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an “independent” Trustee/Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
Services fees paid to auditing firm:

	Fiscal Year ended 12/31/15		Fiscal Year ended 12/31/14
	$	%*	$	% *

(a) Audit Fees	$38,624	0%	$38,383	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$6,200	0%	$6,060	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$44,824	0%	$44,443	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:
The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.
(f) Not applicable.
(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/15		Fiscal Year Ended 12/31/14
$	%*	$	% *

$325,000	0%*	$28,146	0%*
* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Schedule of Investments.

(a)     This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)    The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-
3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    A copy of the Registrant’s Code of Ethics.

Attached hereto.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)    Not applicable.

(b)    A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:     /s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: March 4, 2016

/s/ Vicki L. Benjamin
    Vicki L. Benjamin
Treasurer -- Principal Financial Officer

Date: March 4, 2016